Comerica Incorporated

Credit Suisse Financial Services Forum
February 11-12, 2013

Curt Farmer
Vice Chairman, The Retail Bank and Wealth Management

Karen Parkhill
Vice Chairman and Chief Financial Officer

Comerica Bank

comerica.com

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or dispositions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models, including the implementation of efficiency improvements; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2011 and "Item 1A. Risk Factors" beginning on page 73 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2012. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

The Retail & Wealth Organizational Goals


Funding
Growth
Balance[1]
Retail Bank
Wealth Management
Personal Banking
Small Business
Private Banking
Advisory Services

[1]Balance between the lines of business.

Comerica Bank 3

Retail & Wealth are Key Contributors

Generates **40%** of revenue[1]...


Retail Bank 26%
WM 14%
Business Bank 60%

...accounts for **49%** of deposit balances...


Retail Bank 42%
Business Bank 51%
WM 7%

...makes up **52%** of the employees...


Retail Bank 40%
WM 12%
Business Bank 12%
Service Co. & Operations 36%

...and **22%** of loan outstandings


Business Bank 78%
Retail Bank 12%
WM 10%

As of and for the year ended 12/31/12. [1]Segments' revenues (FTE), calculated using fund transfer pricing (FTP) methodology, include net interest income from assets and liabilities as well as FTP funding credits and charges. For 2012, internal FTP net credits were $368MM, $446MM and $39MM for Business Bank, Retail Bank and Wealth Management, respectively. Revenue percentage based on total revenues from major segments.

Comerica Bank 4

TARGET SEGMENTS Serving our lines of business: Mass Affluent Small Business Middle Market Not a mass market strategy 133 5 1$ in millions. Source: SNL Financial. At 9/30/12. Excludes MTB, as amounts were not available. 24Q12 Average deposits. Personal Banking at a Glance Higher Deposits per Banking Center1 55 59 64 67 7 0 73 78 89 91 94 10 2 Interest-Bearing56% Noninterest-Bearing44% High Proportion of Non-interest Bearing Deposits2 Banking Center Footprint Has Evolved, Reflecting Our Balanced Growth Strategy 6 1At 12/31/12. 2012 2003 72% 45% 14% 28% 12% 21% 2% 2% 4% 360 Banking Centers 489 Banking Centers 217 139 105 10 18 Banking Centers By State1

Personal Banking: Strong Deposit Generator

Growth in Average Deposits



$12,838
$13,702
$14,539
+13%
2010
2011
2012

of Loan Originations



Consumer Loans
Mortgage Loans
2,398
2,923
5,738
+140%
1,434
1,819
3,368
2010
2011
2012

Employees Per Banking Center



7.0
6.7
6.6
-6%
2010
2011
2012

Average Loan Outstandings



$1,862
$1,744
$1,650
-11%
2010
2011
2012

$ in millions.

Comerica Bank 7

Personal Banking: Opportunities for Growth

Deposit Market Share Ranking[1]



2012
2011
Michigan
$23.7
#2
$21.8
#2
Texas
$9.6
#9
$6.3
#11
California
$14.8
#13
$12.5
#13

- **Driving new customer acquisition**
- **Focused on quality cross-sell**
- **Expanding loan capabilities**
- **Continuing sales and service emphasis:**
  - Comerica Bank's call centers ranked #1 for the seventh consecutive report[2]

O'Connor & Associates

[1]Source: June 2012 FDIC Market Share Report. $ in billions. [2]The latest benchmarking survey of O'Connor & Associates, a New Jersey-based research firm.

Comerica Bank 8

Small Business at a Glance

TARGET SEGMENTS

Small Business Banking:
$2-20MM
in annual revenue

Community Banking via Banking Centers:
<$2MM in annual revenue

FOCUSED ON FEE INCOME

Treasury Management Income ($MM)



13.1
14.3
13.0
14.5
16.2
+24%
2008
2009
2010
2011
2012

# of CUSTOMER RELATIONSHIPS

In thousands



106
107
109
132
138
+30%
2008
2009
2010
2011
2012

Comerica Bank 9

Small Business: Key Performance Indicators

Growth in Average Deposits



$4,136
$5,210
$6,084
+47%
2010
2011
2012

- Key deposit generator
- About three-quarters of customers are non-borrowing
- Strong loan pipeline

New Loan Commitments



$420
$526
$816
+94%
2010
2011
2012

Average Loan Outstandings



$3,524
$3,547
$3,658
+4%
2010
2011
2012

$ in millions.

Comerica Bank 10

Small Business: Opportunities for Growth



Small Business Market Share
2012
2011
Developing: LA/Orange Co.
Wells Fargo 31 31
Bank of America 25 25
Union Bank 12 11
Chase 10 11
Bank of the West 5 3
Comerica 2 1
Growth: Dallas
Bank of America 20 16
Chase 20 22
Wells Fargo 19 14
Comerica 13 4
BBVA Compass 12 7
Frost 10 10
Mature: SE Michigan
Comerica 24 19
Chase 24 23
PNC 17 21
Fifth Third 17 18
Bank of America 16 16
Huntington 10 9

Source: Greenwich Research 2012. $2MM to $20MM segment.

Comerica Bank 11

Wealth Management at a Glance

TARGET SEGMENTS

Serving our lines of business:

Business Owners
Corporate Executives
First Generation Wealth
Foundations & Institutions



Balanced Revenue[1]: $445MM
Trust & Asset Mgmt 36%
Brokerage & Insurance 21%
Private Banking 43%



DRIVING EFFICIENCIES
Revenue[1] per Employee ($000s)
355
365
358
383
412
+16%
2008
2009
2010
2011
2012

[1]Segments' revenues (FTE), calculated using fund transfer pricing (FTP) methodology, include net interest income from assets and liabilities as well as FTP funding credits and charges. For 2012, internal FTP net credits were $39MM for Wealth Management.

Comerica Bank 12

Wealth Management: Key Performance Indicators

Growth in Average Deposits



$2,762
$3,095
$3,680
+33%
2010
2011
2012

Assets Under Management & Administration[1]



$124
$117
$126
+1%
2010
2011
2012

Noninterest Income



$240
$239
$258
+8%
2010
2011
2012

Average Loan Outstandings



$4,825
$4,709
$4,528
-6%
2010
2011
2012

$ in millions. [1]Balances at end of period. $ in billions.

Comerica Bank 13

Wealth Management Opportunity: Comerica Professional Trust Alliance

KEY FACTS

- Since 1995
- 13 alliance partners
- Agreement with broker/dealers to provide trust services to their clients
- Dedicated team with 14 offices in the U.S.
- Unique fee generating business

Professional Trust Alliance Contributes to Fiduciary Income ($MM)



36
38
39
39
42
+17%
4Q11
1Q12
2Q12
3Q12
4Q12

Professional Trust Alliance Assets Under Management[1] ($B)



3.0
3.6
4.6
4.9
6.6
+120%
2008
2009
2010
2011
2012

[1]Balances at end of period.

Comerica Bank 14

Retail & Wealth Opportunity: Collaboration 15 Personal Banking Business Bank Wealth Management Small Business  Strategic initiative focused on referral opportunities between our business lines• Personal Banking to Small Business• Middle Market to Wealth Management  Gaining momentum and exceeding goals Retail & Wealth Goals 16 Growth Balance1 Funding Leverage strong infrastructure Focus on fee income businesses Drive new client acquisition Deliver consistent sales management Improve operationalefficiencies 1Balance between the lines of business.

Strong Deposit Growth & Low Cost Funding

Total Deposit Growth



$47.8
$48.3
$48.7
$49.9
$51.3
$50.0
$52.2
+7%
4Q11
1Q12
2Q12
3Q12
4Q12
Average Balances
3Q12
4Q12
Period-end

Total Average Deposit Growth[1]



SNV -8.7%
RF -0.4%
STI 2.2%
FHN 3.3%
FITB 4.4%
ZION 6.4%
MTB 7.1%
HBAN 7.3%
KEY 7.3%
CMA 7.4%
BBT 8.1%
BOKF 8.4%

Noninterest-bearing as a Percent of Total Deposits[2]



BBT 24%
SNV 27%
HBAN 27%
FHN 28%
STI 30%
RF 31%
FITB 34%
KEY 35%
MTB 37%
BOKF 38%
ZION 40%
CMA 45%

Interest Costs on Total Deposits[3]



CMA 14
ZION 18
MTB 18
FITB 25
RF 28
STI 31
BBT 33
FHN 34
BOKF 34
HBAN 35
KEY 38
SNV 40

$ in billions. Peer Source: SNL Financial. [1]4Q12 compared to 4Q11. [2]At 12/31/12.
[3]3Q12 interest incurred on deposits as a percent of average deposits. In basis points.

Comerica Bank

17

Strong Loan Growth

Total Loan Growth



$41.5
$42.3
$43.2
$43.6
$44.1
$44.2
$46.1
+6%
4Q11
1Q12
2Q12
3Q12
4Q12
Average Balances
3Q12
4Q12
Period-end

- Ten consecutive quarters of average commercial loan growth
- Line utilization increased to 49.4%
- Commitments increased $817MM, or 2%, to $50.6B
- Loan pipeline remains solid

Total Average Loan Growth[1]



Peer Average: 3.4%
RF -4.9%
SNV -2.0%
ZION -0.4%
FHN 1.1%
STI 3.1%
HBAN 3.5%
FITB 4.7%
CMA 6.4%
KEY 6.9%
BBT 7.9%
BOKF 8.0%
MTB 10.0%

$ in billions. 4Q12 compared to 3Q12. [1]Source: SNL Financial. 4Q12 compared to 4Q11.

Comerica Bank

18

Strong Credit Quality 19 Peer Source: SNL Financial. 1In basis points. 2Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans. 887 856 747 692 541 4,467 4,206 3,835 3,653 3,088 4Q11 1Q12 2Q12 3Q12 4Q12 Nonperforming Loans Accruing Watch list Loans 20 30 39 43 68 8 3 83 11 2 115 13 3 135 242 0 2 4 6 2008 2009 2010 2011 2012 Peer Range CMA Net Charge-Off Ratio: Through the Cycle Net Charge-Off Ratio: Full-Year 20121 Watch list2 & Nonperforming loans continue to trend down 20 1At 12/31/2012. Source: SNL Financial. Excludes RF and STI as those amount were not available. See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures. 2Excluding the restructuring charge, third quarter 2012 total shareholder payout ratio was 89%. Strong Capital Position 15% 21% 25% 22% 20% 26% 60% 76% 71% 59%41% 81% 101% 93% 79% 1Q12 2Q12 3Q12 4Q12 FY 2012 Dividends Share Repurchases 2 6.56 7.09 7.17 8.1 1 8.69 9.10 9.25 9.67 9.71 10.1 5 Tangible Common Equity Ratio1 Shareholder Payout Ratio

• One of the Highest Payout among peers• Strong capital base; Ratios among highest in peer group Active in Managing Capital • Positive Trends• Charge-offs are within normal range• Weathered cycle well relative to peers Maintaining Asset Quality • 200 bps increase in rates expected to result in 11% increase in net interest income1 Positioned for Rising Rates • Positioned in faster growing markets andindustries• Cross sell helping to drive fee income Growing Loans & Fee Income • Lowest cost deposits and largest percentage of funding from DDA among peers• Holding new and renewed loan spreads Maintaining Pricing Discipline • Continued tight expense control• Restructuring expenses related to the Sterling acquisition are complete Controlling Expenses 21 Well Positioned for the Future As of 12/31/12. 1Analysis based on non-parallel ramp in interest rates over 12 months; See 9/30/12 10Q filing with SEC for methodology. Appendix

Financial Results

	4Q12	3Q12	2012	2011
Diluted income per common share[1]	$0.68	$0.61	$2.67	$2.09
Net interest income	$424	$427	$1,728	$1,653
Loan accretion	*13*	*15*	*71*	*53*
Noninterest income	204	197	818	792
Provision for credit losses	16	22	79	144
Noninterest expenses	427	449	1,757	1,771
Restructuring expenses	*2*	*25*	*35*	*75*
Net income	130	117	521	393
Total loans (average)	$44,119	$43,597	$43,306	$40,075
Total deposits (average)	51,292	49,857	49,540	43,762
Tier 1 capital ratio	10.13%[2]	10.35%		
Basel III capital ratio[3]	9.1%	9.4%		
Average diluted shares (millions)	*188*	*191*		

$ in millions, except per share data. [1]Calculated using net income attributable to common shares. [2]Estimated. [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures.

Comerica Bank

23

Net Interest Income Stable[1]



Net Interest Income ($MM)
Accretion
NIM
444
26
418
442
25
417
435
18
417
427
15
412
424
13
411
3.19
3.19
3.10
2.96
2.87
4Q11
1Q12
2Q12
3Q12
4Q12

Net interest income and rate NIM:

$427MM	**3Q12**	**2.96%**
+4MM	Loan growth	--
-4MM	Loan portfolio dynamics	-0.04
-2MM	LIBOR decline	-0.02
+2MM	3Q12 Lease residual adjustment	+0.02
- 2MM	Accretion on acquired portfolio	-0.01
-2MM	Securities portfolio	-0.03
+1MM	Lower funding costs	+0.01
--	Excess liquidity	-0.02
$424MM	**4Q12**	**2.87%**

FY13 Expected Accretion[2] of $20MM - $30MM

4Q12 compared to 3Q12. [1]Excluding the impact of accretion. [2]Outlook as of January 16, 2013.

Comerica Bank

24

Customer-driven Fee Income Increased

Total Noninterest Income ($MM)



Customer-Driven Fee Income[1]
182
206
211
197
204
175
184
187
183
190
4Q11
1Q12
2Q12
3Q12
4Q12

Noninterest income increased $7MM, or 4% reflecting:

- **An increase in customer-driven fee income:**
  - +$3MM Commercial Lending Fees
  - +$3MM Derivative Income
  - +$3MM Fiduciary Income
  - -$2MM Letter of Credit Fees
- **Noncustomer-driven fee income was stable:**
  - +$1MM Net Securities Gains (Auction-rate securities redemptions)
  - -$2MM Deferred compensation asset returns (offset in noninterest expense)

4Q12 compared to 3Q12. [1]Customer-Driven Fee Income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income.

Comerica Bank 25

Continued Tight Expense Control

Noninterest Expenses ($MM)



Restructuring
479
448
433
449
427
442
448
425
424
425
4Q11
1Q12
2Q12
3Q12
4Q12

Full Time Equivalent (FTE) Employees



9,397
9,195
9,014
9,008
8,967
-5%
4Q11
1Q12
2Q12
3Q12
4Q12

Noninterest expense decreased $22MM, or 5%, reflecting:

- $23MM Merger & Restructuring Costs

+$4MM Salaries:

- +$4MM Severance
- +$2MM Employee incentives
- - $2MM Deferred compensation asset expense (offset in noninterest income)

- $2MM Employee benefits

+$2MM Occupancy

- $4MM Litigation & Legal Fees

+$6MM Gain on asset sales in 3Q12

4Q12 compared to 3Q12.

Comerica Bank 26

Continued Focus on Efficiency Improvements


Efficiency Ratio
Restructuring
59%
66%
69%
67%
72%
69%
69%
68%
20 year average: 59%
Long-Term Goal:
Below 60%
2007
2008
2009
2010
2011
2012

- **Revenue & efficiency improvements**
  - Vendor consolidation
  - Selective outsourcing
  - Leverage technology
  - Selectively increase product pricing
  - Reallocate resources to faster growing areas
- **Assisting in offsetting headwinds, such as:**
  - Low rate environment
  - Pension
  - Regulatory
- **Can drive future operating leverage**
  - Capacity to grow

Goal as of February 8, 2013.

Comerica Bank 27

Loans by Business and Market

By Line of Business	4Q12	3Q12	4Q11
Middle Market:			
General	$13.2	$13.1	$13.0
Energy	2.9	2.6	1.9
National Dealer Services	4.6	4.3	3.4
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	1.9	1.8	1.5
Environmental Services	0.7	0.7	0.5
Total Middle Market	$23.9	$23.1	20.9
Corporate			
US Banking	2.8	3.0	2.7
International	1.8	1.8	1.6
Mortgage Banker Finance	2.1	2.0	1.5
Commercial Real Estate	3.7	3.9	4.6
BUSINESS BANK	**$34.3**	**$33.8**	**$31.3**
Small Business	3.7	3.7	3.8
Personal Banking	1.6	1.6	1.8
RETAIL BANK	**$5.3**	**$5.3**	**$5.6**
Private Banking	4.5	4.5	4.6
WEALTH MANAGEMENT	**$4.5**	**$4.5**	**$4.6**
TOTAL	**$44.1**	**$43.6**	**$41.5**

By Market	4Q12	3Q12	4Q11
Michigan	$13.4	$13.5	$13.8
California	13.3	12.9	11.7
Texas	9.8	9.6	9.0
Other Markets	7.6	7.6	7.0
TOTAL	**$44.1**	**$43.6**	**$41.5**

- Middle Market: Serving companies with revenues generally between $20-500MM
- Corporate: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average loans in $ billions.

Comerica Bank 28

1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 4Q11 1Q12 2Q12 3Q12 4Q12 545 614 635 670 716 4Q11 1Q12 2Q12 3Q12 4Q12 Loan Performance in Select Portfolios Average $ in millions. Environmental Services Energy 1,51 7 1,64 3 1,65 9 1,83 1 1,88 6 4Q11 1Q12 2Q12 3Q12 4Q12 Tech and Life Sciences 29 3,39 3 3,80 0 4,28 3 4,29 8 4,62 2 4Q11 1Q12 2Q12 3Q12 4Q12 National Dealer Services Mortgage Banker Finance 30  40+ years experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships: 87% of customers have 3 or more products  Excellent credit quality 563 6 57 504 56 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 Average Loans ($ MMs)

Energy • 30+ years experience through the cycles • Focus on middle market companies• Excellent credit quality• Deep relationships with significant ancillary noncredit products • Diverse customer base1: Natural Gas Oil Mixed Midstream 20% Service 10% Exploration & Production 70% $ in millions. 1Based on 4Q12 period end loans outstanding. 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 Average Loans ($ MMs) 67 71 84 107 152 233 430 444 50 1 493 492 865 686 567 533 512 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 Average Deposits ($ MMs) 31 Commercial Real Estate Line of Business 32 6,84 3 6,65 2 6,36 5 6,04 5 5,74 4 5,37 4 5,09 6 4,75 4 4,42 8 4,03 4 4,43 6 4,57 7 4,36 5 4,30 5 3,92 4 3,72 7 Commercial & OtherReal Estate ConstructionCommercial Mortgages Pace of Decline Expected to Slow Commercial Real Estate (CRE) Line of Business1  160+ years experience with focus on well-established developers, primarily in our footprint  Provide construction financing with mini-perm mortgage to bridge project to end-market  Extensive backroom construction monitoring and customer service  Focus on full banking relationships: Approx. 80% of customers have depository accounts 3,802 4,151 4,228 4,248 4,345 4Q11 1Q12 2Q12 3Q12 4Q12 CRE Commitments2 $ in millions. At 12/31/12. 1Average loan balances. Outlook as of February 8, 2013. 2Based on period end commitments.

National Dealer Services Line of Business

Diverse Franchise Distribution[1]



Honda/Acura 16%
Ford 8%
GM 9%
Chrysler 9%
Mercedes 4%
Nissan/ Infiniti 7%
Other European 9%
Other Asian 9%
Other[2] 11%
Toyota/Lexus 18%

Geographic Dispersion	
California 62%	Texas 6%
Michigan 19%	Other 13%

- 65+ years of Floor Plan lending, with over 20 years on a national basis
- Top tier strategy
- Majority are "Mega Dealer" (five or more dealerships in group)
- Excellent credit quality
- Robust monitoring of company inventory and performance



Loan Balances
($ in Billions)
4.9
3.5
3.5
3.5
4.3
5.1
2008
2009
2010
2011
2012
2012
Average
Period End

[1] Franchise distribution based on December 31, 2012 period-end (PE) outstandings.
[2] "Other" includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans).

Comerica Bank
33

Shared National Credit Relationships

- Approximately 900 borrowers
- Strategy: Full relationships with ancillary business
- Comerica is agent for approximately 18%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio

December 31, 2012: $9.4 billion



Environmental Services $0.3B 3%
Mortgage Banker $0.3B 3%
Commercial Real Estate $0.6B 6%
Entertainment $0.3B 3%
Corporate $2.7B 30%
Energy $2.6B 28%
Tech. & Life Sciences $0.2B 2%
National Dealer $0.4B 4%
General $2.0B 21%
= Total Middle Market (61%)

Period-end outstandings as of December 31, 2012. Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank
34

Government Card Programs

Growing Average Noninterest-Bearing Deposits
($ MMs)



US Treasury Program
State Card Programs
290
532
650
720
948
2008
2009
2010
2011
2012

- #2 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs with over 5.6MM cards issued
- Service US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 3.7 million cards registered
  - Phasing out checks[2]
    - As of 5/1/11, new benefit recipients
    - As of 3/1/13, current check recipients



DIRECTEXPRESS
DEBIT

At 12/31/12. [1]Source: 2012 Nilson Report, a leading payment systems publication. [2]Final rule announced 12/22/10.

Comerica Bank
35

Securities Portfolio

Primarily AAA Mortgage-backed Securities (MBS)



MBS
Other
Yield
9.4
9.5
9.4
9.6
10.0
7.7
9.6
2.74
2.73
2.55
2.42
2.25
4Q11
1Q12
2Q12
3Q12
4Q12
2011
2012

Total average MBS portfolio of $9.8B at 4Q12

- Duration of 3.0 years
- Net unrealized pre-tax gain $236MM
- Unamortized premium of about $95MM
- Expect continued pace of prepayment $850MM-950MM for 1Q13[1]

Average $ in billions. Excludes auction-rate securities. [1]Outlook as of January 16, 2013.

Comerica Bank
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Deposits by Business and Market

By Line of Business	4Q12	3Q12	4Q11
Middle Market:			
General	$14.6	$14.1	$12.7
Energy	0.5	0.5	0.9
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.2	5.2	4.4
Environmental Services	0.1	0.1	0.1
Total Middle Market	$20.7	$20.2	$18.4
Corporate			
US Banking	2.1	1.9	2.0
International	1.6	1.4	1.5
Mortgage Banker Finance	0.6	0.5	0.4
Commercial Real Estate	1.1	1.1	1.0
BUSINESS BANK	**$26.1**	**$25.1**	**$23.3**
Small Business	6.3	6.1	6.3
Personal Banking	14.6	14.6	14.4
RETAIL BANK	**$20.9**	**$20.7**	**$20.7**
Private Banking	3.8	3.7	3.4
WEALTH MANAGEMENT	**$3.8**	**$3.7**	**$3.4**
Finance/ Other	0.5	0.4	0.4
TOTAL	**$51.3**	**$49.9**	**$47.8**

By Market	4Q12	3Q12	4Q11
Michigan	$20.0	$19.6	$19.1
California	15.5	15.0	13.5
Texas	9.8	9.9	10.3
Other Markets	5.5	5.0	4.5
Finance/ Other	0.5	0.4	0.4
TOTAL	**$51.3**	**$49.9**	**$47.8**

- Middle Market: Serving companies with revenues generally between $20-500MM
- Corporate: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average deposits in $ billions.

Comerica Bank

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Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
	Comerica	**A-**	**A3**	**A**	**A**
	M&T Bank	A-	A3	A-	A (low)
	BOK Financial	BBB+	A2	A	A (low)
	KeyCorp	BBB+	Baa1	A-	BBB (high)
	SunTrust	BBB	Baa1	BBB+	A (low)
	Fifth Third	BBB	Baa1	A-	A (low)
	Huntington	BBB	Baa1	BBB+	BBB
	First Horizon National Corp	BBB-	Baa2	BBB-	
	Regions Financial	BBB-	Ba1	BBB-	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-	BBB (low)
	Synovus Financial Corp	B	B2	BB-	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
	U.S. Bancorp	A+	A1	AA-	AA
	JP Morgan	A	A2	A+	A (high)
	PNC Financial Services Group	A-	A3	A+	A (high)
	Bank of America	A-	Baa2	A	A

As of 2/4/13; Source: SNL Financial; Debt Ratings are not a recommendation to buy, sell, or hold securities.

Comerica Bank

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Tier 1 capital[1,2]	$6,705	$6,685	$6,676	$6,647	$6,582
Less: Trust preferred securities	--	--	--	--	25
Tier 1 common capital[2]	6,705	6,685	6,676	6,647	6,557
Risk-weighted assets[1,2]	66,188	64,568	64,312	64,742	63,244
Tier 1 common capital ratio[2]	***10.13%***	***10.35%***	***10.38%***	***10.27%***	***10.37%***
Common shareholders' equity	$6,942	$7,084	$7,028	$6,985	$6,868
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	22	25	28	30	32
Tangible common equity	$6,285	$6,424	$6,365	$6,320	$6,201
Total assets	$65,359	$63,314	$62,650	$62,593	$61,008
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	22	25	28	30	32
Tangible assets	$64,702	$62,654	$61,987	$61,928	$60,341
Tangible common equity ratio	***9.71%***	***10.25%***	***10.27%***	***10.21%***	***10.27%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2]December 31, 2012 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank
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Supplemental Financial Data

Tier 1 Common Equity under Basel III (estimated) ($ in billions)

Tier 1 Common Equity under Basel III (estimated)

	12/31/12
Tier 1 common capital under Basel I[1]	$6.7
Adjustments from Basel I to Basel III:	
Cumulative other comprehensive income[2]	(0.4)
Tier 1 common equity anticipated under Basel III[3]	$6.3
Risk-weighted assets under Basel I[1]	$66.2
Adjustments from Basel I to Basel III:	
Unused commitments < 1 Year	1.0
Real estate related	0.9
Other	0.5
Risk-weighted assets anticipated under Basel III[3]	$68.6
Tier 1 common equity to total risk-weighted assets anticipated under Basel III	9.1%

Basel III calculations reflect adjustments for the related elements as proposed by regulatory authorities. Basel III impact is estimated and subject to final rulemaking. The Corporation may be affected by other changes due to Basel III.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Estimated. Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2]Includes AFS mark-to-market and defined benefit pension liability.

[3]The amount of regulatory capital and risk-weighted assets estimated under Basel III (as fully phased-in on January 1, 2019) is based upon the Corporation's interpretation of the federal banking agencies' notices of proposed rulemaking, which implement Basel III and the Standardized Approach.

Comerica Bank
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